UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 12, 2007

Wachovia Corporation

(Exact Name of Registrant as Specified in Its Charter)

North Carolina

(State or Other Jurisdiction of Incorporation)

1-10000	56-0898180
(Commission File Number)	(IRS Employer Identification No.)

One Wachovia Center
Charlotte, North Carolina	28288-0013
(Address of Principal Executive Offices)	(Zip Code)

(704) 374-6565

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Attached as Exhibit (99) to this report and incorporated by reference into this Item 7.01 are presentation materials used by G. Kennedy Thompson, Chairman, President and Chief Executive Officer of Wachovia Corporation (“Wachovia”) in a presentation to investors and analysts on December 12, 2007. The presentation materials contained in Exhibit (99) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01.	Other Events.

Aggregate Valuation Losses. In its 2007 Third Quarter Report on Form 10-Q, Wachovia reported market disruption-related valuation losses totaling $1.34 billion pre-tax for the period ending September 30, 2007. In that Form 10-Q, Wachovia also disclosed further valuation losses in the month of October 2007 by an estimated amount of $1.1 billion pre-tax. Based on continuing market volatility and credit-spread widening in the month of November, Wachovia currently estimates the aggregate amount of market disruption-related valuation losses in the months of October and November, including the $1.1 billion previously estimated in the Form 10-Q for October, for all asset classes where Wachovia records such assets at fair market values approximates the amount of market disruption-related valuation losses in the third quarter of 2007. These asset classes include commercial mortgage, leveraged finance, consumer mortgage and structured credit products, including subprime residential mortgage backed securities (“RMBS”) and collateralized debt obligations having RMBS as collateral.

Wachovia cautions that the fair values of all of its assets that are subject to market valuation adjustments, including the asset classes described above, depend on market conditions and assumptions that may change over time. Accordingly, the fair values of these investments in future periods, including at the end of the 2007 fourth quarter, and their effect on Wachovia’s financial results, will depend on future market developments and assumptions and may be materially greater or less than the changes in values during October and November 2007 discussed above.

Loan Loss Provision. In its 2007 Third Quarter Report on Form 10-Q, Wachovia indicated that due to anticipated loan growth and continuing credit deterioration in its loan portfolio, Wachovia expected to record a loan loss provision in the fourth quarter of 2007 estimated to be between $500 million and $600 million in excess of charge-offs for the quarter.

As of December 12, 2007, Wachovia now estimates that its loan loss provision for the fourth quarter of 2007 will be approximately $1 billion in excess of charge-offs for the fourth quarter.

The actual loan loss provision will be determined in accordance with Wachovia’s policies and procedures, will depend on credit conditions and assumptions at quarter-end and may be materially greater or less than the amounts currently estimated.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

(99)	Presentation materials (solely furnished and not filed for purposes of Item 7.01).

*                *                *

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements, including, without limitation, (i) statements regarding certain of Wachovia’s goals and expectations with respect to earnings, earnings per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of Wachovia’s credit quality trends, (ii) statements relating to the benefits of the merger between A.G. Edwards, Inc. (“A.G. Edwards”) and Wachovia completed on October 1, 2007 (the “A.G. Edwards Merger”), including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the A.G. Edwards Merger, (iii) statements relating to the benefits of the merger between Wachovia and Golden West completed on October 1, 2006 (the “Golden West Merger”), including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the Golden West Merger, and (iv) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These statements are based upon the current beliefs and expectations of Wachovia’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Wachovia’s control). Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause Wachovia’s financial performance to differ materially from that expressed in such forward-looking statements: (1) the risk that the applicable businesses in connection with the A.G. Edwards Merger or the Golden West Merger will not be integrated successfully or such integrations may be more difficult, time-consuming or costly than expected; (2) the risk that expected revenue synergies and cost savings from the A.G. Edwards Merger or the Golden West Merger may not be fully realized or realized within the expected time frame; (3) the risk that revenues following the A.G. Edwards Merger or the Golden West Merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the A.G. Edwards Merger or the Golden West Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the risk that the strength of the United States economy in general and the strength of the local economies in which Wachovia conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on Wachovia’s loan portfolio and allowance for loan losses; (6) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (7) potential or actual litigation; (8) inflation, interest rate, market and monetary fluctuations; (9) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on Wachovia’s brokerage and capital markets activities; (10) the timely development of competitive new products and services by Wachovia and the acceptance of these products and services by new and existing customers; (11) the willingness of customers to accept third party products marketed by Wachovia; (12) the willingness of customers to substitute competitors’ products and services for Wachovia’s products and services and vice versa; (13) the impact of changes in financial services’ laws and regulations (including laws concerning taxes, banking, securities and insurance); (14) technological changes; (15) changes in consumer spending and saving habits; (16) the effect of corporate restructurings, acquisitions and/or dispositions, including, without limitation, the A.G. Edwards Merger and the Golden West Merger, and the actual restructuring and other expenses related thereto, and the failure to achieve the expected revenue growth and/or expense savings from such corporate restructurings, acquisitions and/or dispositions; (17) the growth and profitability of Wachovia’s noninterest or fee income being less than expected; (18) unanticipated regulatory or judicial proceedings or rulings; (19) the impact of changes in accounting principles; (20) adverse changes in financial performance and/or condition of Wachovia’s borrowers which could impact repayment of such borrowers’ outstanding loans; (21) the impact on Wachovia’s businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; and (22) Wachovia’s success at managing the risks involved in the foregoing.

Wachovia cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning Wachovia, the A.G. Edwards Merger, the Golden West Merger or other matters and attributable to Wachovia or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Wachovia does not undertake any obligation to update any forward-looking statement, whether written or oral, whether or not relating to the matters discussed in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACHOVIA CORPORATION

Date: December 12, 2007	By:	/s/ Thomas J. Wurtz
	Name:	Thomas J. Wurtz
	Title:	Senior Executive Vice President
and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

(99)	Presentation materials.

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